                                                                      EXHIBIT 99

                                  EXHIBIT INDEX

EXHIBIT        DESCRIPTION

EX-99.a1  Amended and Restated Agreement and Declaration of Trust, dated March
26, 2004 (filed electronically as Exhibit a to Post-Effective Amendment No. 19
to the Registration Statement of the Registrant on April 29, 2004, File No.
33-43321, and incorporated hereby by reference).

EX-99.a2  Amendment No. 1 to the Amended and Restated Agreement and
Declaration of Trust, dated June 14, 2004 (filed electronically as Exhibit a2 to
Post-Effective Amendment No. 21 to the Registration Statement of the Registrant
on July 29, 2004, File No. 33-43321, and incorporated herein by reference).

EX-99.b  Amended and Restated Bylaws, dated August 26, 2004 are included herein.

EX-99.c  Registrant hereby incorporates by reference, as though set forth fully herein, Article III, IV, V, VI and Article VIII of Registrant's Amended
and Restated Agreement and Declaration of Trust, appearing as Exhibit a to the
Post-Effective Amendment No. 19 to the Registration Statement of the Registrant;
and Article II, Article VII, Article VIII and Article IX of Registrant's Amended
and Restated Bylaws, incorporated by reference as Exhibit b herein.

EX-99.d1  Investment Sub-Advisory Agreement with J.P. Morgan Investment
Management, Inc., dated August 1, 1997 (filed electronically as Exhibit 5c to
Post-Effective Amendment No. 10 to the Registration Statement of the Registrant
on September 30, 1997, File No. 33-43321, and incorporated herein by reference).

EX-99.d2  Amended and Restated Management Agreement with American Century
Investment Management, Inc., dated as of August 1, 2004 (filed electronically as
Exhibit d2 to Post-Effective Amendment No. 21 to the Registration Statement of
the Registrant on July 29, 2004, File No. 33-43321, and incorporated herein by reference).

EX-99.e  Amended and Restated Distribution Agreement with American Century
Investment Services, Inc., dated November 17, 2004 (filed electronically as
Exhibit e to Post-Effective Amendment No. 106 to the Registration Statement of
American Century Mutual Funds, Inc. on November 29, 2004, File No. 2-14213, and
incorporated herein by reference).

EX-99.g1  Omnibus Custodian Agreement with State Street Bank and Trust Company dated August 10, 1993 (filed electronically as Exhibit g1 to Post-Effective
Amendment No. 7 to the Registration Statement of the Registrant on April 22,
1996, File No. 33-43321, and incorporated herein by reference).

EX-99.g2  Amendment No. 1 to the Omnibus Custodian Agreement with State Street
Bank and Trust Company dated December 1, 1994 (filed electronically as Exhibit
g2 to Post-Effective Amendment No. 7 to the Registration Statement of the
Registrant on April 22, 1996, File No. 33-43321, and incorporated herein by reference).

EX-99.g3  Amendment to the Omnibus Custodian Agreement with State Street Bank and Trust Company dated March 4, 1996 (filed electronically as Exhibit g3 to
Post-Effective Amendment No. 7 to the Registration Statement of the Registrant
on April 22, 1996, File No. 33-43321, and incorporated herein by reference).

EX-99.g4  Amendment to Omnibus Custodian Agreement with State Street Bank and
Trust Company dated December 9, 2000 (filed electronically as Exhibit g4 to
Post-Effective Amendment No. 16 to the Registration Statement of the Registrant
on April 30, 2001, File No. 33-43321, and incorporated herein by reference).

EX-99.g5  Amendment No. 3 to the Omnibus Custodian Agreement with State Street
Bank and Trust Company dated May 1, 2003 (filed electronically as Exhibit g5 to
Post-Effective Amendment No. 19 to the Registration Statement of the Registrant
on April 29, 2004, File No. 33-43321, and incorporated hereby by reference).

EX-99.g6  Fee Schedule with State Street Bank and Trust Company dated April 3,
2003 (filed electronically as Exhibit g7 to Post-Effective Amendment No. 19 to
the Registration Statement of the Registrant on April 29, 2004, File No.
33-43321, and incorporated hereby by reference).

EX-99.g7  Master Agreement with Commerce Bank, N.A. dated January 22, 1997
(filed electronically as Exhibit b8e to Post-Effective Amendment No. 76 to the
Registration Statement of American Century Mutual Funds, Inc. on February 28,
1997, File No. 2-14213, and incorporated herein by reference).

EX-99.h1  Transfer Agency Agreement with American Century Services
Corporation, dated August 1, 1997 (filed electronically as Exhibit 9 to
Post-Effective Amendment No. 33 to the Registration Statement of American
Century Government Income Trust on July 31, 1997, File No. 2-99222, and
incorporated herein by reference).

EX-99.h2  Amendment No. 1 to the Transfer Agency Agreement with American
Century Services Corporation, dated June 29, 1998 (filed electronically as
Exhibit 9b to Post Effective Amendment No. 23 to the Registration Statement of
American Century Quantitative Equity Funds on June 29, 1998, File No. 33-19589,
and incorporated herein by reference).

EX-99.h3  Amendment No. 2 to the Transfer Agency Agreement with American
Century Services Corporation, dated November 20, 2000 (filed electronically as
Exhibit h4 to Post-Effective Amendment No. 30 to the Registration Statement of
American Century California Tax-Free and Municipal Funds on December 29, 2000,
File No. 2-82734, and incorporated herein by reference).

EX-99.h4  Amendment No. 3 to the Transfer Agency Agreement with American
Century Services Corporation, dated August 1, 2001 (filed electronically as
Exhibit h5 to Post-Effective Amendment No. 44 to the Registration Statement of
American Century Government Income Trust on July 31, 2001, File No. 2-99222, and
incorporated herein by reference).

EX-99.h5  Amendment No. 4 to the Transfer Agency Agreement with American
Century Services Corporation, dated December 3, 2001 (filed electronically as
Exhibit h6 to Post-Effective Amendment No. 16 to the Registration Statement of
American Century Investment Trust on November 30, 2001, File No. 33-65170, and
incorporated herein by reference).

EX-99.h6  Amendment No. 5 to the Transfer Agency Agreement with American
Century Services Corporation, dated July 1, 2002 (filed electronically as
Exhibit h6 to Post-Effective Amendment No. 17 to the Registration Statement of
American Century Investment Trust on June 28, 2002, File No. 33-65170, and
incorporated herein by reference).

EX-99.h7  Amendment No. 6 to the Transfer Agency Agreement with American
Century Services Corporation, dated September 3, 2002 (filed electronically as
Exhibit h8 to Post-Effective Amendment No. 35 to the Registration Statement of
American Century Municipal Trust on September 30, 2002, File No. 2-91229, and
incorporated herein by reference).

EX-99.h8  Amendment No. 7 to the Transfer Agency Agreement with American
Century Services Corporation, dated December 31, 2002 (filed electronically as
Exhibit h7 to Post-Effective Amendment No. 4 to the Registration Statement of
American Century Variable Portfolios II, Inc. on December 23, 2002, File No.
333-46922, and incorporated herein by reference).

EX-99.h9  Amendment No. 8 to the Transfer Agency Agreement with American
Century Services Corporation dated May 1, 2004 (filed electronically as Exhibit
h10 to Post-Effective Amendment No. 35 to the Registration Statement of American
Century Quantitative Equity Funds, Inc. on April 29, 2004, File No. 33-19589,
and incorporated herein by reference).

EX-99.h10  Credit Agreement with JP Morgan Chase Bank, as Administrative Agent, dated as of December 17, 2003 (filed electronically as Exhibit h9 to
Post-Effective Amendment No. 39 to the Registration Statement of American
Century Target Maturities Trust on January 30, 2004, File No. 2-94608, and
incorporated herein by reference).

EX-99.h11  Termination, Replacement and Restatement Agreement with JPMorgan
Chase Bank N.A., as Administrative Agent, dated December 15, 2004 (filed as
Exhibit h10 to Post-Effective Amendment No. 38 to the Registration Statement of
American Century California Tax-Free and Municipal Funds on December 29, 2004,
File No. 2-82734, and incorporated herein by reference).

EX-99.h12  Customer Identification Program Reliance Agreement, dated August 26,
2004 (filed electronically as Exhibit h2 to Pre-Effective Amendment No. 1 to the
Registration Statement of American Century Asset Allocation Portfolios, Inc. on
September 1, 2004, File No. 333-116351, and incorporated herein by reference).

EX-99.i    Opinion and Consent of Counsel, dated July 29, 2004 (filed electronically as Exhibit i to Post-Effective Amendment No. 21 to the
Registration Statement of the Registrant on July 29, 2004, File No. 33-43321,and
incorporated herein by reference).

EX-99.j1  Consent of PricewaterhouseCoopers LLP, independent registered accounting firm (to be filed by amendment).

EX-99.j2  Power of Attorney, dated December 9, 2004 (filed electronically as
Exhibit j2 to Post-Effective Amendment No. 38 to the Registration Statement of
American Century California Tax-Free and Municipal Funds on December 29, 2004,
File No. 2-82734, and incorporated herein by reference).

EX-99.j3  Secretary's Certificate, dated December 10, 2004 (filed electronically as Exhibit j3 to Post-Effective Amendment No. 38 to the
Registration Statement of American Century California Tax-Free and Municipal
Funds on December 29, 2004, File No. 2-82734, and incorporated herein by reference).

EX-99.m1  Master Distribution and Shareholder Services Plan (Advisor Class),
dated August 1, 1997 (filed electronically as Exhibit m1 to Post-Effective
Amendment No. 32 to the Registration Statement of American Century Target
Maturities Trust on January 31, 2000, File No. 2-94608, and incorporated herein by reference).

EX-99.m2  Amendment to Master Distribution and Shareholder Services Plan
(Advisor Class), dated June 29, 1998 (filed electronically as Exhibit m2 to
Post-Effective Amendment No. 32 to the Registration Statement of American
Century Target Maturities Trust on January 31, 2000, File No. 2-94608, and
incorporated herein by reference).

EX-99.m3  Amendment No. 1 to the Master Distribution and Shareholder Services
Plan (Advisor Class), dated August 1, 2001 (filed electronically as Exhibit m3 to Post-Effective Amendment No. 44 to the Registration Statement of American
Century Government Income Trust on July 31, 2001, File No. 2-99222, and
incorporated herein by reference).

EX-99.m4  Amendment No. 2 to the Master Distribution and Shareholder Services
Plan (Advisor Class), dated December 3, 2001 (filed electronically as Exhibit m4 to Post-Effective Amendment No. 16 to the Registration Statement of American
Century Investment Trust on November 30, 2001, File No. 33-65170, and
incorporated herein by reference).

EX-99.m5  Amendment No. 3 to the Master Distribution and Shareholder Services
Plan (Advisor Class), dated July 1, 2002 (filed electronically as Exhibit m5 to
Post-Effective Amendment No. 38 to the Registration Statement of American
Century Target Maturities Trust on January 31, 2003, File No. 2-94608, and
incorporated herein by reference).

EX-99.m6  Amendment No. 4 to the Master Distribution and Shareholder Services
Plan (Advisor Class), dated May 1, 2004 (filed electronically as Exhibit m6 to
Post-Effective Amendment No. 35 to the Registration Statement of American
Century Quantitative Equity Funds, Inc. on April 29, 2004, File No. 33-19589,
and incorporated herein by reference).

EX-99.n1  Amended and Restated Multiple Class Plan, dated September 3, 2002
(filed electronically as Exhibit n1 to Post-Effective Amendment No. 35 to the
Registration Statement of American Century California Tax-Free and Municipal
Funds on December 17, 2002, File No. 2-82734, and incorporated herein by reference).

EX-99.n2  Amendment No. 1 to the Amended and Restated Multiple Class Plan,
dated December 31, 2002 (filed electronically as Exhibit n2 to Post-Effective
Amendment No. 39 to the Registration Statement of American Century Municipal
Trust on December 23, 2002, File No. 2-91299, and incorporated herein by reference).

EX-99.n3  Amendment No. 2 to the Amended and Restated Multiple Class Plan,
dated August 29, 2003 (filed electronically as Exhibit n3 to Post-Effective
Amendment No. 17 to the Registration Statement of American Century Strategic
Asset Allocations, Inc. on August 28, 2003, File No. 33-79482, and incorporated herein by reference).

EX-99.n4  Amendment No. 3 to the Amended and Restated Multiple Class Plan,
dated February 27, 2004 (filed electronically as Exhibit n4 to Post-Effective
Amendment No. 104 to the Registration Statement of American Century Mutual
Funds, Inc. on February 26, 2004, File No. 2-14213, and incorporated herein by reference).

EX-99.n5  Amendment No. 4 to the Amended and Restated Multiple Class Plan,
dated as of May 1, 2004 (filed electronically as Exhibit n5 to Post-Effective
Amendment No. 35 to the Registration Statement of American Century Quantitative
Equity Funds, Inc. on April 29, 2004, File No. 33-19589, and incorporated herein by reference).

EX-99.n6  Amendment No. 5 to the Amended and Restated Multiple Class Plan,
dated August 1, 2004 (filed electronically as Exhibit n6 to Post-Effective
Amendment No. 24 to the Registration Statement of American Century Investment
Trust on July 29, 2004, File No. 33-65170, and incorporated herein by reference).

EX-99.n7  Amendment No. 6 to the Amended and Restated Multiple Class Plan,
dated as of September 30, 2004 (filed electronically as Exhibit n7 to
Post-Effective Amendment No. 20 to the Registration Statement of American
Century Strategic Asset Allocations, Inc. on September 29, 2004, File No.
33-79482, and incorporated herein by reference).

EX-99.n8  Amendment No. 7 to the Amended and Restated Multiple Class Plan,
dated November 17, 2004 (filed electronically as Exhibit n8 to Post-Effective
Amendment No. 106 to the Registration Statement of American Century Mutual
Funds, Inc. on November 29, 2004, File No. 2-14213, and incorporated herein by reference).

EX-99.p1  American Century Investments Code of Ethics (filed electronically as
Exhibit p to Pre-Effective Amendment No. 1 to the Registration Statement of
American Century Asset Allocation Portfolios, Inc. on August 30, 2004, File No.
333-116351, and incorporated herein by reference).

EX-99.p2  J.P. Morgan Investment Management, Inc. Code of Ethics (filed electronically as Exhibit p3 to Post-Effective Amendment No. 20 to the
Registration Statement of American Century Capital Portfolios, Inc. on April 20,
2001, File No. 33-64872, and incorporated herein by reference).

EX-99.p3  Independent Directors' Code of Ethics amended February 28, 2000
(filed electronically as Exhibit p2 to Post-Effective Amendment No. 40 to the
Registration Statement of American Century Target Maturities Trust on November
30, 2004, File No. 2-94608, and incorporated herein by reference).